Exhibit 10.20
                SECOND AMENDMENT TO ASSET ACQUISITION AGREEMENT

     This SECOND AMENDMENT TO ASSET ACQUISITION AGREEMENT (this "Second Amendment"), dated as of February 15, 2005, is by and among Southwest Airlines Co., a Texas corporation ("Southwest"), and ATA Holdings Corp., an Indiana corporation ("Holdings") and its wholly-owned subsidiary ATA Airlines, Inc., an Indiana corporation ("ATA") (Holdings and ATA as debtors and debtors in possession are collectively referred to as "Sellers" and each individually is referred to as "Seller").
                                R E C I T A L S

     WHEREAS, Southwest, Holdings and ATA entered into that certain Asset Acquisition Agreement (the "Agreement") as of December 22, 2004, pursuant and subject to the terms and conditions of which, among other things, the Sellers agreed to sell, assign and transfer to Southwest, and Southwest agreed to purchase and acquire from Sellers, certain assets, rights, interests and properties of Sellers as described therein
     WHEREAS, the Sellers and Southwest are parties to a the First Amendment to Asset Acquisition Agreement dated as of January 31, 2005 (the "First Amendment"), pursuant to which the parties agreed to extend the expiration date for the assignment of the Midway Hangar and the Midway Hangar Property
     WHEREAS, the Sellers and Southwest desire to further extend the expiration date for the assignment of the Midway Hangar and Midway Hangar Property to February 28, 2005.

                               A G R E E M E N T S

     NOW, THEREFORE, in consideration of the mutual agreements contained herein, and subject to the terms and conditions hereof, the parties hereto hereby agree as follows:

     1. Definitions. All capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Agreement.

     2. Amendment to Agreement. The Agreement is amended by deleting the current version of Section 12.3(b)(iii) in its entirety and substituting the following version in lieu thereof;
  (iii) if the Closing shall not have occurred on or before February 15, 2005.

     3. Continued Force and Effect. The Agreement, as amended by the First Amendment and this Second Amendment, and each and every provision, covenant, representation, warranty, condition and right contained therein, as amended by this Second Amendment, is hereby ratified and affirmed as of the date hereof, and shall continue in full force and effect.

     4. Counterparts. This Second Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

     4. Governing Law. This Second Amendment and the legal relations among the parties hereto shall be governed by and construed in accordance with the rules and substantive Laws of the State of New York, without regard to conflicts of law provisions thereof.

IN WITNESS WHEREOF, this Second Amendment has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.

                                           SELLERS:

                                           ATA HOLDINGS CORP.


                                           By:      /s/ Gilbert F. Viets
                                           Name:    Gilbert F. Viets
                                           Title:   Executive Vice President
                                                    Chief Financial Officer


                                           ATA AIRLINES, INC.


                                           By:      /s/ Gilbert F. Viets
                                           Name:    Gilbert F. Viets
                                           Title:   Executive Vice President
                                                    Chief Financial Officer


                                           SOUTHWEST:

                                           SOUTHWEST AIRLINES CO.


                                           By:      /s/ Laura Wright
                                           Name:    Laura Wright
                                           Title:   SVP Finance and CFO

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